U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K/A
Amendment No. 1

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 27, 2013

NEW AMERICA ENERGY CORP.
(Exact name of small business issuer as specified in its charter)

Nevada	000-54243	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

3651 Lindell Rd., Ste D#138, Las Vegas, NV 89103
(Address of principal executive offices)

800-508-6149
(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Company filed its Form 8-K with the Securities and Exchange Commission on April 8, 2013. This Amendment No. 1 on Form 8-K replaces the originally filed Form 8-K in its entirety so as to comply with the requirements under Item 304 of Regulation S-K in regard to a Change in Certifying Accountant.

Item 4.01 Change in Registrant’s Certifying Accountant

(a) and (b) Changes in Independent Registered Public Accounting Firm.

On March 27, 2013, the Company’s independent auditors, Silberstein Ungar, PLLC (“Silberstein”), resigned as the Company’s auditors.

With the exception of a going concern uncertainty paragraph following the Company’s fiscal years ended August 31, 2012 and 2011 the reports of Silberstein on the financial statements of the Company for the fiscal years ended August 31, 2012 and 2011, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two years ended August 31, 2012 and 2011 and subsequent interim periods through March 27, 2013, there were no disagreements with Silberstein on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Silberstein, would have caused Silberstein to make reference to the matter in their report.

No "reportable events" occurred during the two years ended August 31, 2012 and subsequent interim period through March 27, 2013 requiring disclosure as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Silberstein with a copy of this Report on Form 8-K prior to its filing with the Securities and Exchange Commission. The Company has requested Silberstein to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter dated April 19, 2013 is filed as Exhibit 16.1 to this Form 8-K.

Effective April 4, 2013, the Board of Directors of the Company approved the appointment of BF Borgers CPA PC (“Borgers PC”), as the Company’s independent registered public accountant, to audit our financial statement for our fiscal year ending August 31, 2013, and the interim periods therein. During the years ended August 31, 2012 and August 31, 2011 and through April 4, 2013, neither the Company nor anyone on its behalf has consulted with Borgers PC with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Borgers PC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit
16.1	Letter from Silberstein Ungar, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

New America Energy Corp.

Date: April 19, 2013	By:	/s/ Rick Walchuk
	Name:	Rick Walchuk
	Title:	Chief Executive Officer